Exhibit 99.1

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                SUFFOLK [LOGO] BANCORP

Contact: Douglas Ian Shaw                              4 West Second Street
         Corporate Secretary                            Riverhead, NY 11901
         (631) 727-5667                           (631) 727-5667 (Voice) - (631)
                                                          727-3214 (FAX)
                                                     invest@suffolkbancorp.com

                SUFFOLK BANCORP ANNOUNCES SECOND QUARTER EARNINGS

      Riverhead, New York, July 15, 2003 -- Suffolk Bancorp (NASDAQ - SUBK) today released the results of its operations during the second quarter of 2003. Net income for the year to date was $10,470,000, up 1.1 percent from $10,335,000 posted during the same period last year. Earnings-per-share for the year to date were $0.94 compared to $0.88, up 6.8 percent. Net income for the quarter was $5,131,000, down 3.1 percent compared to $5,294,000 posted during the same period last year. Earnings-per-share for the quarter were $0.46 compared to $0.45, up 2.2 percent. A detailed financial summary follows the text of this release.

      President and Chief Executive Officer, Thomas S. Kohlmann, commented, "The first half of 2003 has presented our industry with a number of challenges, not the least of which is interest rates that have stayed lower, longer than most economists predicted. This has compressed net interest margins. Despite that environment, by managing our balance sheet closely at Suffolk, we have been able to maintain return on average equity at 21.25 percent, and actually improve earnings-per-share over the same period a year ago. We did this while operating from within our growing core business, and while preserving a creditable efficiency ratio of 50.97 percent."

      He continued, "We have accomplished this in several ways. One is our capital management program which matches capital closely to business opportunities through the repurchase of stock, and cash dividends. We have also seen meaningful growth in commercial lending, commercial real estate mortgages, and residential finance. These more than offset declines in indirect retail automobile lending occasioned by the aggressive incentive programs of the major manufacturers. Credit quality has normalized to Suffolk's conservative standard, with net charge-offs at only 0.06 percent (annualized) of net loans for the quarter, and non-performing assets 50.5 percent lower than a year ago, leaving almost six times coverage in the allowance for net loan and lease losses."

      He concluded, "I am gratified by our performance through a difficult phase of the economic cycle. We continue to manage all aspects of the business to protect and, if possible, enhance our shareholders' investment. For example, we are further analyzing the structure of our investment portfolio to identify ways we can protect against a prolonged drop in interest rates, and the possibility of continuing and substantial prepayments of investment securities. Finally, as always, we continue to emphasize our core business as the key to long-term growth in earnings."

      Suffolk Bancorp is a one-bank holding company engaged in the commercial banking business through Suffolk County National Bank, a full service commercial bank headquartered in Riverhead, New York. "SCNB" is Suffolk Bancorp's wholly owned subsidiary. Organized in 1890, Suffolk County National Bank is the second largest independent bank headquartered on Long Island, with 27 offices in Suffolk County, New York.

   Safe Harbor Statement Pursuant to the Private Securities Litigation Reform
                                  Act of 1995

      This press release may include statements which look to the future. These can include remarks about Suffolk Bancorp, the banking industry, and the economy in general. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from Suffolk's historical performance, or from current expectations. Factors affecting Suffolk Bancorp include particularly, but are not limited to: changes in interest rates; increases or decreases in retail and commercial economic activity in Suffolk's market area; variations in the ability and propensity of consumers and businesses to borrow, repay, or deposit money, or to use other banking and financial services; and changes in government regulations.

PRESS RELEASE
July 15, 2003
Page 2 of 4


                             SUFFOLK [LOGO] BANCORP

                               STATISTICAL SUMMARY
    (unaudited, in thousands of dollars except for share and per share data)

                                            2nd qtr 2003   2nd qtr 2002     Change      6 Mos. 2003   6 Mos. 2002    Change
                                            ------------   -------------  -----------  ------------  ------------  ---------
EARNINGS
                                 Net Income  $     5,131    $     5,294       (3.1%)    $   10,470    $   10,355       1.1%
                        Net Interest Income       15,170         15,487       (2.0%)        30,908        30,482       1.4%
                 Earnings-Per-Share - Basic         0.46           0.45        2.2%           0.94          0.88       6.8%
                   Cash Dividends-Per-Share         0.19           0.17       11.8%           0.38          0.34      11.8%

AVERAGE BALANCES
                             Average Assets    1,285,744      1,240,933        3.6%      1,280,993     1,206,852       6.1%
                          Average Net Loans      809,908        793,906        2.0%        795,770       787,808       1.0%
              Average Investment Securities      359,989        289,253       24.5%        367,860       274,209      34.2%
                           Average Deposits    1,163,565      1,095,877        6.2%      1,152,591     1,073,080       7.4%
                             Average Equity       96,599         98,581       (2.0%)        99,339        97,604       1.8%

RATIOS
                   Return on Average Equity       21.25%         21.48%       (1.1%)        21.08%        21.22%      (0.7%)
                   Return on Average Assets        1.60%          1.71%       (6.4%)         1.63%         1.72%      (5.2%)
                      Average Equity/Assets        7.51%          7.94%       (5.4%)         7.75%         8.09%      (4.2%)
                   Net Interest Margin (FTE)       5.13%          5.59%       (8.2%)         5.27%         5.74%      (8.2%)
                           Efficiency Ratio       50.97%         48.57%        4.9%         50.50%        49.01%       3.0%
              Tier 1 Leverage Ratio June 30        7.07%          7.97%      (11.3%)
    Tier 1 Risk-based Capital Ratio June 30        9.66%         10.90%      (11.4%)
     Total Risk-based Capital Ratio June 30       10.59%         11.89%      (10.9%)

ASSET QUALITY            during period:
                            Net Charge-offs  $       118    $       237      (50.2%)    $      531    $      528       0.6%
  Net Charge-offs/Average Net Loans (annual)       0.06%          0.12%      (50.0%)         0.13%         0.13%       0.0%
                          at end of period:
           Non-accrual & Restructured Loans  $     1,480    $     2,987      (50.5%)
             Foreclosed Real Estate ("OREO")           0              0        0.0%
                Total Non-performing Assets        1,480          2,987      (50.5%)
            Allowance/Non-performing Assets      588.11%        299.87%       96.1%
           Allowance/Loans, Net of Discount        1.06%          1.11%       (4.5%)
                         Net Loans/Deposits       64.88%         70.38%       (7.8%)

EQUITY
                         Shares Outstanding   11,018,181     11,684,500       (5.7%)
                              Common Equity  $    98,043    $   103,659       (5.4%)
                Book Value Per Common Share         8.90           8.87        0.3%
                     Tangible Common Equity       97,229        102,845       (5.5%)
       Tangible Book Value Per Common Share         8.82           8.80       (0.2%)

LOAN DISTRIBUTION at end of period:
 Commercial, Financial & Agricultural Loans      171,976        149,835       14.8%
           Commercial Real Estate Mortgages      203,815        183,561       11.0%
           Real Estate - Construction Loans       35,137         33,570        4.7%
   Residential Mortgages (1st and 2nd Liens)     100,438         88,314       13.7%
                          Home Equity Loans       54,995         35,183       56.3%
                             Consumer Loans      255,878        314,021      (18.5%)
                                Other Loans        1,312          2,210      (40.6%)
                                             -----------    -----------
     Total Loans (Net of Unearned Discounts) $   823,551    $   806,694        2.1%

PRESS RELEASE
July 15, 2003
Page 3 of 4


                             SUFFOLK [LOGO] BANCORP

                      CONSOLIDATED STATEMENTS OF CONDITION
    (unaudited, in thousands of dollars except for share and per share data)

                                                                                       June 30,
                                                                               2003                 2002            Change
                                                                            -----------         -----------       ---------
ASSETS
Cash & Due From Banks                                                       $   100,298         $    67,970            47.6%
                                                                            -----------         -----------
Federal Funds Sold                                                               65,300              39,900            63.7%
Investment Securities:
   Available for Sale, at Fair Value                                            331,250             285,283            16.1%
   Obligations of States & Political Subdivisions                                 9,986              11,657           (14.3%)
      Federal Reserve Bank Stock                                                    638                 638             0.0%
      Federal Home Loan Bank Stock                                                1,535               1,361            12.8%
   Corporate Bonds & Other Securities                                               100                 100             0.0%
                                                                            -----------         -----------
Total Investment Securities                                                     343,509             299,039            14.9%

Total Loans                                                                     823,551             806,694             2.1%
   Allowance for Possible Loan Losses                                             8,704               8,957            (2.8%)
                                                                            -----------         -----------
Net Loans                                                                       814,847             797,737             2.1%

Premises & Equipment, Net                                                        21,924              17,849            22.8%
Accrued Interest Receivable, Net                                                  5,697               5,514             3.3%
Excess of Cost Over Fair Value of Net Assets Acquired                               814                 814             0.0%
Other Assets                                                                     21,794              25,810           (15.6%)
                                                                            -----------         -----------
    TOTAL ASSETS                                                            $ 1,374,183         $ 1,254,633             9.5%
                                                                            ===========         ===========

LIABILITIES & STOCKHOLDERS' EQUITY
Demand Deposits                                                             $   384,050         $   322,393            19.1%
Saving, N.O.W. & Money Market Deposits                                          617,771             529,229            16.7%
Time Certificates of $100,000 or more                                            23,622              29,042           (18.7%)
Other Time Deposits                                                             230,500             252,764            (8.8%)
                                                                            -----------         -----------
     Total Deposits                                                           1,255,943           1,133,428            10.8%

Dividend Payable on Common Stock                                                  2,095               1,993             5.1%
Accrued Interest Payable                                                            994               1,510           (34.2%)
Other Liabilities                                                                17,108              14,043            21.8%
                                                                            -----------         -----------
    TOTAL LIABILITIES                                                         1,276,140           1,150,974            10.9%
                                                                            -----------         -----------

STOCKHOLDERS' EQUITY
Common Stock (par value $2.50; 15,000,000 shares authorized;
   11,018,181 and 11,684,500 shares outstanding at
   June 30, 2003 and 2002, respectively)                                         33,838              33,826             0.0%
Surplus                                                                          19,230              19,165             0.3%
Treasury Stock at Par (2,517,037 and 1,845,718 shares, respectively)             (6,293)             (4,614)           36.4%
Undivided Profits                                                                44,944              51,344           (12.5%)
                                                                            -----------         -----------
                                                                                 91,719              99,721            (8.0%)

Accumulated Other Comprehensive Income, Net of Tax                                6,324               3,938            60.6%
                                                                            -----------         -----------
    TOTAL STOCKHOLDERS' EQUITY                                                   98,043             103,659            (5.4%)

    TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                $ 1,374,183         $ 1,254,633             9.5%
                                                                            ===========         ===========

PRESS RELEASE
July 15, 2003
Page 4 of 4


                             SUFFOLK [LOGO] BANCORP

                        CONSOLIDATED STATEMENTS OF INCOME
    (unaudited, in thousands of dollars except for share and per share data)

                                                  For the 3 Months Ended                   For the Year to Date
                                                   6/30/03       6/30/02       Change       2003          2002          Change
                                                 -----------   -----------   ----------  -----------   -----------    -----------
INTEREST INCOME
Federal Funds Sold                               $        55   $       137     (59.9%)   $        82   $       268       (69.4%)
United States Treasury Securities                        104           125     (16.8%)           208           264       (21.2%)
Obligations of States & Political Subdivisions           124           146     (15.1%)           253           287       (11.8%)
Mortgage-Backed Securities                             2,648         2,997     (11.6%)         5,836         5,753         1.4%
U.S. Government Agency Obligations                       825           653      26.3%          1,651         1,307        26.3%
Corporate Bonds & Other Securities                        36            31      16.1%             71            46        54.3%
Loans                                                 14,037        15,633     (10.2%)        28,415        31,257        (9.1%)
                                                 -----------   -----------               -----------   -----------
    Total Interest Income                             17,829        19,722      (9.6%)        36,516        39,182        (6.8%)

INTEREST EXPENSE
Saving, N.O.W. & Money Market Deposits                 1,036         1,824     (43.2%)         2,226         3,437       (35.2%)
Time Certificates of $100,000 or more                    126           202     (37.6%)           261           457       (42.9%)
Other Time Deposits                                    1,473         2,208     (33.3%)         3,077         4,805       (36.0%)
Federal Funds Purchased                                   --             1    (100.0%)            12             1     1,100.0%
Interest on Other Borrowings                              24            --     100.0%             32            --       100.0%
                                                 -----------   -----------               -----------   -----------
   Total Interest Expense                              2,659         4,235     (37.2%)         5,608         8,700       (35.5%)

   Net-interest Income                                15,170        15,487      (2.0%)        30,908        30,482         1.4%
Provision for Possible Loan Losses                       270           360     (25.0%)           540           660       (18.2%)
                                                 -----------   -----------               -----------   -----------
   Net-interest Income After Provision                14,900        15,127      (1.5%)        30,368        29,822         1.8%

OTHER INCOME
Service Charges on Deposit Accounts                    1,488         1,422       4.6%          2,900         2,751         5.4%
Other Service Charges, Commissions & Fees                609           474      28.5%          1,119           796        40.6%
Fiduciary Fees                                           283           293      (3.4%)           563           578        (2.6%)
Other Operating Income                                   368           126     192.1%            683           410        66.6%
                                                 -----------   -----------               -----------   -----------
    Total Other Income                                 2,748         2,315      18.7%          5,265         4,535        16.1%

OTHER EXPENSE
Salaries & Employee Benefits                           5,338         5,027       6.2%         10,786        10,072         7.1%
Net Occupancy Expense                                    745           674      10.5%          1,552         1,349        15.0%
Equipment Expense                                        487           625     (22.1%)         1,195         1,221        (2.1%)
Other Operating Expense                                2,563         2,321      10.4%          4,734         4,519         4.8%
                                                 -----------   -----------               -----------   -----------
    Total Other Expense                                9,133         8,647       5.6%         18,267        17,161         6.4%

Income Before Provision for Income Taxes               8,515         8,795      (3.2%)        17,366        17,196         1.0%
Provision for Income Taxes                             3,384         3,501      (3.3%)         6,896         6,841         0.8%
                                                 -----------   -----------               -----------   -----------
NET INCOME                                       $     5,131   $     5,294      (3.1%)   $    10,470   $    10,355         1.1%
                                                 ===========   ===========               ===========   ===========

        Average: Common Shares Outstanding        11,046,136    11,713,901      (5.7%)    11,172,393    11,740,791        (4.8%)
                    Dilutive Stock Options            43,164        45,790      (5.7%)        43,024        43,410        (0.9%)
                                                 -----------   -----------               -----------   -----------
                             Average Total        11,089,300    11,759,691      (5.7%)    11,215,417    11,784,201        (4.8%)

EARNINGS PER COMMON SHARE Basic                  $      0.46   $      0.45       2.2%    $      0.94   $      0.88         6.8%
                        Diluted                  $      0.46   $      0.45       2.2%    $      0.93   $      0.88         5.7%